UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

ACELYRIN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41696	85-2406735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road
Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 456-4393

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in our Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2025 and April 21, 2025, ACELYRIN, Inc., a Delaware corporation (“ACELYRIN”), entered into an Agreement and Plan of Merger, dated as of February 6, 2025, which was subsequently amended on April 20, 2025 (as amended, the “Merger Agreement”), by and among ACELYRIN, Alumis Inc., a Delaware corporation (“Alumis”), and Arrow Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Alumis (“Merger Sub”). ACELYRIN’s stockholders adopted the Merger Agreement at a special meeting of stockholders held on May 13, 2025 (the “Special Meeting”).

On May 21, 2025, following the filing of a certificate of merger with the Secretary of the State of Delaware, ACELYRIN completed its merger with Merger Sub pursuant to the terms of the Merger Agreement, whereby Merger Sub merged with and into ACELYRIN, in accordance with the General Corporation Law of the State of Delaware, with ACELYRIN continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Alumis (the “Merger”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.00001 per share, of ACELYRIN issued and outstanding (the “ACELYRIN Common Stock”) was converted into the right to receive 0.4814 (the “Exchange Ratio”) shares of voting common stock of Alumis, par value $0.0001 per share (“Alumis Common Stock”), and cash in lieu of any fractional shares (the “Consideration”).

In addition, at the Effective Time, each outstanding and unexercised option to purchase shares of ACELYRIN Common Stock with an exercise price of $18.00 or less (the “Converted Options”), each outstanding and unvested restricted stock unit convertible into shares of ACELYRIN Common Stock (“RSUs”) and each outstanding and unvested performance stock unit convertible into shares of ACELYRIN Common Stock (“PSUs” and together with the Converted Options and the Converted RSUs, the “Converted Equity Awards”), was converted into equity awards of Alumis as follows. Each outstanding and unexercised option to purchase shares of ACELYRIN Common Stock with an exercise price greater than $18.00 was cancelled without consideration. Each Converted Option is exercisable for that number of shares of Alumis Common Stock equal to the number of shares of ACELYRIN Common Stock subject to such Converted Option immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded down to the next nearest share of Alumis Common Stock and the exercise price per share is the exercise price per share in effect for that Converted Option immediately prior to the Effective Time divided by the Exchange Ratio and rounded up to the next nearest cent. Each RSU will for that number of shares of Alumis Common Stock equal to the number of shares of ACELYRIN Common Stock subject to such RSU immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded to the next nearest share of Alumis Common Stock. Each PSU with any on-going performance-based conditions as of immediately prior to the Effective Time had such performance-based conditions deemed met at 100% of target and has converted into time-based RSU that will vest for that number of shares of Alumis Common Stock equal to the number of shares of ACELYRIN Common Stock subject to such PSU immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded to the next nearest share of Alumis Common Stock.

The issuance of shares of Alumis Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to (i) Alumis’ registration statement on Form S-4 (File No. 333-286178) filed with the SEC on March 27, 2025 and declared effective on April 4, 2025 and (ii) Alumis’ registration statement on Form S-4 (File No. 333-286660) filed with the SEC on April 21, 2025 and declared effective on April 23, 2025 (collectively, the “Registration Statement”). The Registration Statement contains additional information about the Merger, including information concerning the interests of directors, executive officers and affiliates of ACELYRIN and Alumis in the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated herein by reference as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K. The Merger Agreement has incorporated by reference to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Alumis or ACELYRIN or to modify or supplement any factual disclosures about ACELYRIN in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Alumis and ACELYRIN made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Alumis, ACELYRIN or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the closing of the Merger (the “Closing”), effective as of the Effective Time, ACELYRIN terminated the ACELYRIN, Inc. 2023 Employee Stock Purchase Plan.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on May 21, 2025, the Merger was completed. Upon the consummation of the Merger, ACELYRIN became a wholly owned subsidiary of Alumis. The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Closing, on May 21, 2025, ACELYRIN (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed and (ii) requested that Nasdaq suspend trading of ACELYRIN Common Stock, effective as of the open of business on May 21, 2025, and file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist all ACELYRIN Common Stock from Nasdaq and deregister ACELYRIN Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). ACELYRIN also intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the termination of registration of the ACELYRIN Common Stock under Section 12(g) of the Exchange Act and the suspension of ACELYRIN’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of ACLEYRIN Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of ACELYRIN other than the right to receive the Consideration for such stockholder’s shares of ACELYRIN Common Stock.

The information set forth in the Introductory Note and Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

As a result of the Closing, on May 21, 2025 a change in control of ACELYRIN occurred and ACELYRIN is now a wholly owned subsidiary of Alumis.

The information set forth in the Introductory Note and Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Directors

Effective as of, and contingent upon, the Closing and pursuant to the terms of the Merger Agreement, each of Alan Colowick, M.D., M.P.H., Patrick Machado, J.D., Beth Seidenberg, M.D., Bruce C. Cozadd, Dan Becker, M.D., Ph.D., Dawn Svoronos, Lynn Tetrault, J.D., Mina Kim and Henry O. Gosebruch ceased serving as a member of the board of directors of ACELYRIN and each committee thereof. No director resigned as a result of any disagreement with ACELYRIN on any matter relating to ACELYRIN’s operations, policies or practices.

Further, effective as of the Closing and pursuant to the Merger Agreement, the directors of Merger Sub in place as of immediately prior to the Effective Time became the directors of the Surviving Corporation.

Officers

In addition, as of the Effective Time, the executive officers of ACELYRIN ceased to be executive officers of ACELYRIN. No officers resigned as a result of any disagreement with ACELYRIN on any matter relating to ACELYRIN’s operations, policies or practices.

Further, effective as of the Closing and pursuant to the Merger Agreement the officers of Merger Sub in place as of immediately prior to the Effective Time became the officers of the Surviving Corporation.

The information set forth in the Introductory Note is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the certificate of incorporation and bylaws of ACELYRIN were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the Effective Time. The amended and restated certificate of incorporation and amended and restated bylaws of ACELYRIN are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated by reference herein.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 9.01.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(d) Exhibits.

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, by and among Alumis Inc., ACELYRIN, Inc. and Arrow Merger Sub, Inc., dated as of February 6, 2025 (incorporated by reference to Exhibit 2.1 to ACELYRIN’s Current Report on Form 8-K filed with the SEC on February 6, 2025).

2.2

Amendment to the Agreement and Plan of Merger, by and among Alumis Inc., ACELYRIN, Inc. and Arrow Merger Sub, Inc, dated as of April 20, 2025 (incorporated by reference to Exhibit 2.1 to ACELYRIN’s Current Report on Form 8-K filed with the SEC on April 21, 2025).

3.1	Amended and Restated Certificate of Incorporation of ACELYRIN, Inc.

3.2	Amended and Restated Bylaws of ACELYRIN, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: May 21, 2025	By:	/s/ Amar Murugan
	Name:	Amar Murugan
	Title:	Chief Legal Officer